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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                --------------

                                   FORM 8-K
                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                        Date of Report:  July 29, 1997
               (Date of earliest event reported:  May 21, 1997)

                       Commission File Number:  0-28016


                             BIOPSYS MEDICAL, INC.
            (Exact name of Registrant as specified in its charter)



                   DELAWARE                             33-0578012
                   --------                             ----------
    (State of incorporation or organization)     (IRS Employer I.D. No.)


                      3 MORGAN, IRVINE, CALIFORNIA 92618
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                   (Address of principal executive offices)

                                (714) 460-7800
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             (Registrant's telephone number, including area code)

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Item 5.  OTHER EVENTS

         On May 21, 1997 the Registrant entered into an Agreement and Plan of Merger (filed as Exhibit 2.1 to a Schedule 13D filed by Johnson & Johnson on June 2, 1997) with Johnson & Johnson and Palisades Merger Corp., a wholly-owned subsidiary of Johnson & Johnson (the "Merger Agreement") pursuant to which Palisades Merger Corp. will be merged with and into the Registrant (the
"Merger").   In accordance with the terms of the Merger Agreement, the
Registrant has calculated that each share of the Registrant's common stock will be converted into the right to receive approximately .4393 shares of Johnson & Johnson common stock at the effective time of the Merger.


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    Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this amendment to report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                             BIOPSYS MEDICAL, INC.


                             By:  /s/ Steven J. Naber
                                 ---------------------------------------
                                      Steven J. Naber
                                      Vice President, Finance
                                      and Chief Financial Officer



Date: July 29, 1997



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